Vanguard Global Minimum Volatility Fund

Summary Prospectus

February 25, 2015

Investor Shares & Admiral™ Shares

Vanguard Global Minimum Volatility Fund Investor Shares (VMVFX)
Vanguard Global Minimum Volatility Fund Admiral Shares (VMNVX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 25, 2015, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation with low volatility relative to the global equity market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares		Admiral Shares
Sales Charge (Load) Imposed on Purchases	None		None
Purchase Fee	None		None
Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fee	None		None
Account Service Fee (for certain fund account balances	$20	/year	$20	/year
below $10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares		Admiral Shares
Management Fees	0.25%		0.15%
12b-1 Distribution Fee	None		None
Other Expenses	0.05%		0.05%
Total Annual Fund Operating Expenses	0.30%		0.20%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	Year	3 Years	5 Years	10 Years
Investor Shares	$31		$97	$169	$381
Admiral Shares	$20		$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign stocks that are expected to generate low volatility relative to the global equity market. The portfolio will include a diverse mix of companies located in many different countries and representing many different market sectors and industry groups. The advisor uses quantitative models that evaluate all of the securities in the Fund’s benchmark, the FTSE Global All Cap Index (USD Hedged), to construct a global equity portfolio that seeks to achieve the lowest amount of expected volatility subject to a set of reasonable constraints designed to foster portfolio diversification and liquidity. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Low volatility stocks tend to have lower risk profiles than the global equity market in general. Investing in low volatility stocks may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

• Currency risk and currency hedging risk. The Fund generally will seek to hedge most of its currency exposure back to the U.S. dollar to reduce overall portfolio volatility. However, not all currency exposure will be hedged, so the Fund will have a low level of currency risk. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund will also have a low level of currency hedging risk, which is the risk that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. For example, the Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Investor Shares in their first full calendar year. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. FTSE Global All Cap Index (USD Hedged) returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Global Minimum Volatility Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.21% (quarter ended December 31, 2014), and the lowest return for a quarter was 0.46% (quarter ended September 30, 2014).

Average Annual Total Returns for Periods Ended December 31, 2014
			Since
			Inception
			(Dec. 12,
	1	Year	2013)
Vanguard Global Minimum Volatility Fund Investor Shares
Return Before Taxes	13.74%		16.49%
Return After Taxes on Distributions	11.42		14.16
Return After Taxes on Distributions and Sale of Fund Shares	8.34		9.93
Vanguard Global Minimum Volatility Fund Admiral Shares
Return Before Taxes	13.92%		16.61%
FTSE Global All Cap Index (USD Hedged)
(reflects no deduction for fees or expenses)	8.87%		12.83%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

James D. Troyer, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in 2013.

James P. Stetler, Principal of Vanguard. He has co-managed the Fund since its inception in 2013.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Global Minimum Volatility Fund Investor Shares—Fund Number 1194 Vanguard Global Minimum Volatility Fund Admiral Shares—Fund Number 594

CFA® is a registered trademark owned by CFA Institute.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 1194 022015